Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(4,518,573)
Unrealized Gain (Loss) on Market Value of Commodity Futures	506,736
Dividend Income	277,880
Interest Income	521,274
ETF Transaction Fees	350
Total Income (Loss)	$(3,212,333)

Expenses
Management Fees	$122,451
Professional Fees	37,452
Brokerage Commissions	12,991
Directors' Fees and insurance	4,678
Total Expenses	$177,572
Net Income (Loss)	$(3,389,905)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/24	$183,890,139
Withdrawals ((50,000) Shares)	(3,120,379)
Net Income (Loss)	(3,389,905)

Net Asset Value End of Month	$177,379,855
Net Asset Value Per Share (2,900,000 Shares)	$61.17

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,303,550)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(7,919,962)
Dividend Income	219,244
Interest Income	698,233
ETF Transaction Fees	3,150
Total Income (Loss)	$(8,302,885)

Expenses
Management Fees	$114,031
Professional Fees	81,194
Brokerage Commissions	933
Directors' Fees and insurance	4,176
Total Expenses	$200,334
Net Income (Loss)	$(8,503,219)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/24	$216,988,161
Withdrawals ((1,250,000) Shares)	(33,176,756)
Net Income (Loss)	(8,503,219)

Net Asset Value End of Month	$175,308,186
Net Asset Value Per Share (6,700,000 Shares)	$26.17

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(5,822,123)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(7,413,226)
Dividend Income	497,124
Interest Income	1,219,507
ETF Transaction Fees	3,500
Total Income (Loss)	$(11,515,218)

Expenses
Management Fees	$236,482
Professional Fees	118,646
Brokerage Commissions	13,924
Directors' Fees and insurance	8,854
Total Expenses	$377,906
Net Income (Loss)	$(11,893,124)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/24	$400,878,300
Withdrawals (1,300,000 Shares)	(36,297,135)
Net Income (Loss)	(11,893,124)

Net Asset Value End of Month	$352,688,041

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596